UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 13, 2008

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ELAN DEVELOPMENT, INC.

(Name of Small Business issuer in its charter)

   Nevada                                                   000-51704                                        Applied for

(State or other jurisdiction of               (Commission File No.)                    (IRS Employer  incorporation or organization)                                                                  Identification Number)

                                    5316-141 Street Edmonton Alberta, Canada T6H 4A2

 (Address of principal executive offices)

                                                                      (780) 995-1046

(Registrant’s telephone number)

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AGENT FOR SERVICE                                                     WITH COPY TO:

Nevada Agency and Trust                                           Joseph I. Emas, Attorney at Law

50 West Liberty Street, Suite 880                               1224 Washington Avenue

Reno, Nevada  89501                                                    Miami Beach, FL 33139

(775) 322-0626                                                              (305) 531-1174

                                       (305) 531-1274 Fax

Item 8 01. Other Events

On February 11, 2008 the Board of Directors of the registrant passed unanimously a resolution authorizing a forward split of the authorized and issued and outstanding common shares on a three to one (3 – 1) basis bringing the total common shares issued and outstanding to 30,075,000 and authorized common shares to 300,000,000

A copy of the minutes of the meeting is including in this document as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1 February 11, 2008 Minutes of The Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elan Development, Inc.

/s/ Colleen Ewanchuk

                                             February 13, 2008

Secretary, Treasurer and Director